                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 31, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          California                         000-23993                          33-0480482
---------------------------------    -----------------------------    ---------------------------------
(State or Other Jurisdiction of      (Commission File Number)         (IRS Employer Identification No.)
        Incorporation)


                  16215 Alton Parkway, Irvine, California 92618
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

ITEM 5. OTHER EVENTS

         On July 31, 2000 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits

                  99.1     Press Release dated July 31, 2000, of the Registrant.

SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BROADCOM CORPORATION,
                                     a California corporation


August 3, 2000                       By: /s/ WILLIAM J. RUEHLE
                                         ---------------------------------------
                                         William J. Ruehle
                                         Vice President and
                                         Chief Financial Officer

                                     By: /s/ SCOTT J. POTERACKI
                                         ---------------------------------------
                                         Scott J. Poteracki
                                         Corporate Controller and
                                         Senior Director of Finance
                                         (Principal Accounting Officer)

                                 EXHIBIT INDEX

Exhibit
Number                   Description
------                   -----------

  99.1     Press Release dated July 31, 2000, of the Registrant.